UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2022
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

	Delaware	001-34249	95-0725980
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices) (Zip Code)

888-301-04898
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
	Common Stock, $1.00 par value	FARM	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.02. Unregistered Sales of Equity Securities.
Effective August 25, 2022, 12,964 shares of Series A Convertible Participating Cumulative Perpetual Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), of Farmer Bros. Co., a Delaware corporation (the “Company”), were converted into 399,208 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), at a conversion price of $38.32, in accordance with the terms of the Company’s Designation of Series A Preferred Stock (the “Certificate of Designation”). The terms of the Series A Preferred Stock are disclosed in Note 19 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021, filed with the U.S. Securities and Exchange Commission on September 10, 2021, and incorporated herein by reference.
The shares of Series A Preferred Stock were originally issued to Boyd Coffee Company (now known as BCC Newco, Inc.) (“BCC”), on October 2, 2017 (the “Issuance Date”), pursuant to that certain Asset Purchase Agreement, dated as of August 18, 2017 (the “Purchase Agreement”), by and among the Company, Boyd Assets Co., a Delaware corporation and wholly owned subsidiary of the Company, BCC and each of the parties set forth on Exhibit A thereto. 1,736 shares of Series A Preferred Stock originally issued to BCC in accordance with the terms of the Purchase Agreement were previously reacquired and cancelled by the Company. The shares of Series A Preferred Stock converted represented all of the issued and outstanding shares of Series A Preferred Stock.
The issuance of shares of Common Stock upon conversion of the shares of Series A Preferred Stock were deemed to be exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 3(a)(9) thereof.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    August 29, 2022

FARMER BROS. CO.

By:	/s/ Scott R. Drake
Scott R. Drake
Chief Financial Officer (principal financial officer)